Senior secured notes	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Senior Secured Notes Disclosure [Text Block]
16.	Senior secured notes

On October 9, 2009, the Company completed a private placement of $33 million Senior Secured Notes (“New Notes”) due October 8, 2015 bearing fixed interest rate of 12% per annum combined with 23,158,080 shares of Series B Convertible Preferred Shares to the holders of New Notes. Each share of Series B Convertible Preferred Shares is convertible into one share of the Company’s ordinary shares. With the effective of the reverse share split of the ordinary share at a rate of 1 for 3 on March 1, 2010, three Convertible Preferred Shares can be convertible into one ordinary share. Such change was adopted retrospectively. The net proceeds from the issuance will be used to satisfy the Company’s remaining obligations to the Hubei SOE under its supplementary framework agreement.

On the same date, the Company immediately redeemed $13,860,000 of the New Notes due October 2015 reducing the aggregate principal amount of the New Notes outstanding from $33,000,000 to $19,140,000. The value of $11,673,530 was allocated to Series B Convertible Preferred Shares using the relative fair value method and the balance of $7,466,470 was recognized as the value of New Notes. For the year ended December 31, 2011, 2010 and 2009, interest amounting to $3,548,793, $2,660,815 and 506,626 were amortized, using the effective interest rate method, to the New Notes. As of December 31, 2011 and 2010, the value of the New Notes was $14,182,704 and $10,633,911, respectively.

According to the New Notes agreement, the early redemption of principal prior to the third anniversary of the issue date, the interest otherwise payable on a regularly scheduled payment date prior to the 36 month anniversary of the issue date will be deferred (“Deferred Interest”) and accrue and be payable commencing with the payment date that coincides with the third anniversary of the issue date in equal instalments over the remaining regularly scheduled payment dates. Payments of principal amount will resume on the payment date set forth on the amortization schedule of the New Notes. The repayment was scheduled in 6 installments to be paid every 6 months starting from April 16, 2013. The collaterals of senior secured notes include all owned and acquired right, title and interest of the Company.

Issuance cost totaled $3,197,205, of which $1,130,990 was allocated to the issuance cost of preferred shares and recorded as a reduction to additional paid-in capital and $2,066,215 was recorded as deferred financing costs and is being amortized over the six-year term of the Senior Secured Note.

For the years ended December 31, 2011 and 2010, $343,271 and $343,272 was amortized to finance costs.